Exhibit 21.2

FELCOR LODGING LIMITED PARTNERSHIP - SUBSIDIARIES
as of July 1, 2015

Name	State and Form of Organization

BHR Canada Tenant Company	Nova Scotia, Canada - Unlimited Liability Company
BHR Lodging Tenant Company	Delaware - Corporation
BHR Operations, L.L.C.	Delaware - Limited Liability Company
Birmingham ES Hotel, L.L.C.	Delaware - Limited Liability Company
Birmingham ES Leasing, L.L.C.	Delaware - Limited Liability Company
Birmingham Hotel Holdco, L.L.C.	Delaware - Limited Liability Company
Birmingham Leasing Holdco, L.L.C.	Delaware - Limited Liability Company
Brighton at Kingston Plantation, L.L.C.	Delaware - Limited Liability Company
Charleston Mills House Hotel Holdco, L.L.C.	Delaware - Limited Liability Company
Charleston Mills House Hotel, L.L.C.	Delaware - Limited Liability Company
Charleston Mills House Lessee, L.L.C.	Delaware - Limited Liability Company
Deerfield Beach ES Hotel, L.L.C.	Delaware - Limited Liability Company
Deerfield Beach ES Leasing, L.L.C.	Delaware - Limited Liability Company
Deerfield Beach Hotel Holdco, L.L.C.	Delaware - Limited Liability Company
Deerfield Beach Leasing Holdco, L.L.C.	Delaware - Limited Liability Company
DJONT Leasing, L.L.C.	Delaware - Limited Liability Company
DJONT Operations, L.L.C.	Delaware - Limited Liability Company
DJONT/Charlotte Leasing, L.L.C.	Delaware - Limited Liability Company
DJONT/CMB Buckhead Leasing, L.L.C.	Delaware - Limited Liability Company
DJONT/CMB FCOAM, L.L.C.	Delaware - Limited Liability Company
DJONT/CMB New Orleans Leasing, L.L.C.	Delaware - Limited Liability Company
DJONT/CMB Orsouth Leasing, L.L.C.	Delaware - Limited Liability Company
DJONT/CMB SSF Leasing, L.L.C.	Delaware - Limited Liability Company
DJONT/EPT Leasing, L.L.C.	Delaware - Limited Liability Company
DJONT/EPT Manager, Inc.	Delaware - Corporation
DJONT/Indianapolis Leasing, L.L.C.	Delaware - Limited Liability Company
DJONT/JPM Atlanta ES Leasing, L.L.C.	Delaware - Limited Liability Company
DJONT/JPM Boca Raton Leasing, L.L.C.	Delaware - Limited Liability Company
DJONT/JPM BWI Leasing, L.L.C.	Delaware - Limited Liability Company
DJONT/JPM Hospitality Leasing (SPE), L.L.C.	Delaware - Limited Liability Company
DJONT/JPM Hospitality Leasing Holdco (SPE), L.L.C.	Delaware - Limited Liability Company
DJONT/JPM Leasing, L.L.C.	Delaware - Limited Liability Company
DJONT/JPM Orlando Leasing, L.L.C.	Delaware - Limited Liability Company
DJONT/JPM Phoenix Leasing, L.L.C.	Delaware - Limited Liability Company
E.S. Charlotte Limited Partnership	Delaware - Limited Partnership
EPT Austin Limited Partnership	Delaware - Limited Partnership

EPT Meadowlands Limited Partnership	Delaware - Limited Partnership
FCH HH Knickerbocker Leasing, L.L.C.	Delaware - Limited Partnership
FCH HH Knickerbocker Owner, L.P.	Delaware - Limited Partnership
FCH/DT BWI Holdings, L.P.	Delaware - Limited Partnership
FCH/DT BWI Hotel, L.L.C.	Delaware - Limited Liability Company
FCH/DT Hotels, L.L.C.	Delaware - Limited Liability Company
FCH/PSH, L.P.	Delaware - Limited Partnership
FCH/SH Leasing II, L.L.C.	Delaware - Limited Liability Company
FCH/SH Leasing, L.L.C.	Delaware - Limited Liability Company
FelCor Austin Downtown Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor Austin Downtown Lessee, L.L.C.	Delaware - Limited Liability Company
FelCor Austin Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor Austin Lessee, L.L.C.	Delaware - Limited Liability Company
FelCor Canada Co.	Nova Scotia, Canada - Unlimited Liability Company
FelCor Canada Holding GP, L.L.C.	Delaware - Limited Liability Company
FelCor Canada Holding, L.P.	Delaware - Limited Partnership
FelCor Chat-Lem, L.L.C.	Delaware - Limited Liability Company
FelCor Copley Plaza Leasing, L.L.C.	Delaware - Limited Liability Company
FelCor Copley Plaza, L.L.C.	Delaware - Limited Liability Company
FelCor Copley Plaza Owner, L.L.C.	Delaware - Limited Liability Company
FelCor Dallas Love Field Owner, L.L.C.	Delaware - Limited Liability Company
FelCor Eight Hotels, L.L.C.	Delaware - Limited Liability Company
FelCor Escrow Holdings, L.L.C.	Delaware - Limited Liability Company
FelCor Esmeralda (SPE), L.L.C.	Delaware - Limited Liability Company
FelCor Esmeralda Leasing (SPE), L.L.C.	Delaware - Limited Liability Company
FelCor FQ Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor FQ Lessee, L.L.C.	Delaware - Limited Liability Company
FelCor Holdings Trust	Massachusetts - Business Trust
FelCor Hotel Asset Company, L.L.C.	Delaware - Limited Liability Company
FelCor Hotel Operating Company, L.L.C.	Delaware - Limited Liability Company
FelCor LAX Lessee, L.L.C.	Delaware - Limited Liability Company
FelCor Lombard Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor Lombard Lessee, L.L.C.	Delaware - Limited Liability Company
FelCor Milpitas Owner, L.L.C.	Delaware - Limited Liability Company
FelCor Myrtle Kingston Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor Myrtle Kingston Lessee, L.L.C.	Delaware - Limited Liability Company
FelCor Napa Development, L.L.C.	Delaware - Limited Liability Company
FelCor Pennsylvania Company, L.L.C.	Delaware - Limited Liability Company
FelCor Raleigh Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor Raleigh Lessee, L.L.C.	Delaware - Limited Liability Company
FelCor S-4 Hotels (SPE), L.L.C.	Delaware - Limited Liability Company
FelCor S-4 Leasing (SPE), L.L.C.	Delaware - Limited Liability Company
FelCor San Antonio NW Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor San Antonio NW Lessee, L.L.C.	Delaware - Limited Liability Company
FelCor Santa Monica Lessee, L.L.C.	Delaware - Limited Liability Company
FelCor Santa Monica Owner, L.L.C.	Delaware - Limited Liability Company
FelCor St. Pete (SPE), L.L.C.	Delaware - Limited Liability Company
FelCor St. Pete Leasing (SPE), L.L.C.	Delaware - Limited Liability Company

FelCor St. Pete Owner, L.L.C.	Delaware - Limited Liability Company
FelCor TRS Borrower 4, L.L.C.	Delaware - Limited Liability Company
FelCor TRS Guarantor GP, L.L.C.	Delaware - Limited Liability Company
FelCor TRS Guarantor, L.P.	Delaware - Limited Partnership
FelCor TRS Holdings, L.L.C.	Delaware - Limited Partnership
FelCor Union Square Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor Union Square Lessee, L.L.C.	Delaware - Limited Liability Company
FelCor/Charlotte Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor/CMB Buckhead Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor/CMB Marlborough Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor/CMB New Orleans Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor/CMB Orsouth Holdings, L.P.	Delaware - Limited Partnership
FelCor/CMB Orsouth Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor/CMB SSF Holdings, L.P.	Delaware - Limited Partnership
FelCor/CMB SSF Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor/CSS (SPE), L.L.C.	Delaware - Limited Liability Company
FelCor/CSS Holdings, L.P.	Delaware - Limited Partnership
FelCor/CSS Hotels, L.L.C.	Delaware - Limited Liability Company
FelCor/Indianapolis Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor/Iowa-New Orleans Chat-Lem Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor/JPM Atlanta ES Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor/JPM Boca Raton Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor/JPM Hospitality (SPE), L.L.C.	Delaware - Limited Liability Company
FelCor/JPM Hospitality Holdco (SPE), L.L.C.	Delaware - Limited Liability Company
FelCor/JPM Hotels, L.L.C.	Delaware - Limited Liability Company
FelCor/JPM Orlando Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor/JPM Phoenix Hotel, L.L.C.	Delaware - Limited Liability Company
FelCor/LAX Hotels, L.L.C.	Delaware - Limited Liability Company
FelCor/New Orleans Annex, L.L.C.	Delaware - Limited Liability Company
Ft. Lauderdale ES Hotel, L.L.C.	Delaware - Limited Liability Company
Ft. Lauderdale ES Leasing, L.L.C.	Delaware - Limited Liability Company
Ft. Lauderdale Hotel Holdco, L.L.C.	Delaware - Limited Liability Company
Ft. Lauderdale Leasing Holdco, L.L.C.	Delaware - Limited Liability Company
Grande Palms, L.L.C.	Delaware - Limited Liability Company
HI Chat-Lem/Iowa-New Orleans Joint Venture	Louisiana - General Partnership
Kingston Plantation Development Corp.	Delaware - Corporation
Knickerbocker Holding Partnership, L.P.	Delaware - Limited Partnership
Knickerbocker Hotel Owner GP, L.L.C.	Delaware - Limited Liability Company
Knickerbocker Hotel Owner, L.L.C.	Delaware - Limited Liability Company
Knickerbocker Leasing Holdco GP, L.L.C.	Delaware - Limited Liability Company
Knickerbocker Leasing Holdco, L.L.C.	Delaware - Limited Liability Company
Knickerbocker Master Lessee, L.P.	Delaware - Limited Partnership
Knickerbocker TRS, L.L.C.	Delaware - Limited Liability Company
Lovefield Beverage Corporation	Texas - Corporation
Madison 237 Hotel Leasing, L.L.C.	Delaware - Limited Liability Company
Madison 237 Hotel, L.L.C.	Delaware - Limited Liability Company
Margate Towers at Kingston Plantation, L.L.C.	Delaware - Limited Liability Company
Miami AP Hotel Holdco, L.L.C.	Delaware - Limited Liability Company
Miami AP Hotel, L.L.C.	Delaware - Limited Liability Company

Minneapolis ES Hotel, L.L.C.	Delaware - Limited Liability Company
Minneapolis ES Leasing, L.L.C.	Delaware - Limited Liability Company
Minneapolis Hotel Holdco, L.L.C.	Delaware - Limited Liability Company
Minneapolis Leasing Holdco, L.L.C.	Delaware - Limited Liability Company
Myrtle Beach Leasing, L.L.C.	Delaware - Limited Liability Company
Myrtle Beach Owner, L.L.C.	Delaware - Limited Liability Company
Napa Creek Residential, L.L.C.	Delaware - Limited Liability Company
Napa ES Hotel, L.L.C.	Delaware - Limited Liability Company
Napa ES Leasing, L.L.C.	Delaware - Limited Liability Company
Napa Hotel Holdco, L.L.C.	Delaware - Limited Liability Company
Napa Leasing Holdco, L.L.C.	Delaware - Limited Liability Company
Park Central Joint Venture	Texas - General Partnership
Plantation Laundry Services, L.L.C.	Delaware - Limited Liability Company
Promus/FCH Condominium Company, L.L.C.	Delaware - Limited Liability Company
Promus/FCH Development Company, L.L.C.	Delaware - Limited Liability Company
Promus/FelCor Manager, Inc.	Delaware - Corporation
Promus/FelCor San Antonio Venture	Texas - General Partnership
Royale Palms Rental, L.L.C.	Delaware - Limited Liability Company
Royalton 44 Hotel Leasing, L.L.C.	Delaware - Limited Liability Company
Royalton 44 Hotel, L.L.C.	Delaware - Limited Liability Company
Santa Barbara Owner, L.L.C.	Delaware - Limited Liability Company